Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Arun Jeldi, Chief Executive Officer of Velo3D, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2025 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date: March 31, 2026

Velo3D, Inc.

/s/ Arun Jeldi

Chief Executive Officer

(Principal Executive Officer)